EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement Number 333-43946 (form S-8), of our report dated June 15, 2004, with respect to the consolidated financial statements of Chindex International, Inc. included in its Annual Report (Form 10-K), for the year ended March 31, 2004, filed with the Securities and Exchange Commission.


                                        /S/ ERNST & YOUNG LLP



McLean, Virginia
June 28, 2004